Exhibit 1

                             JOINT FILING AGREEMENT

           This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of the common stock, par value $0.50 per share, of Limited Brands, Inc. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Dated:  August 29, 2003

                            Leslie H. Wexner
                            ---------------------------------------------------
                            Leslie H. Wexner


                            Abigail S. Wexner
                            ---------------------------------------------------
                            Abigail S. Wexner



                            THE WEXNER CHILDREN'S TRUST II

                            By: Jeffrey E. Epstein
                                -----------------------------------------------
                                Jeffrey E. Epstein, Trustee



                            THE CHILDREN TRUST

                            By: Leslie H. Wexner
                                -----------------------------------------------
                                Leslie H. Wexner, Trustee



                            THE BIRTHDAY TRUST

                            By: Abigail S. Wexner
                                -----------------------------------------------
                                Abigail S. Wexner, Trustee



                            THE ABIGAIL TRUST

                            By: Leslie H. Wexner
                                -----------------------------------------------
                                Leslie H. Wexner, Trustee

                            WEXNER PERSONAL HOLDINGS CORPORATION

                            By: Leslie H. Wexner
                                -----------------------------------------------
                                Name: Leslie H. Wexner
                                Title: President



                            H.R.E.I. TRUST

                            By: Leslie H. Wexner
                                -----------------------------------------------
                                Leslie H. Wexner, Trustee






















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